UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2022

ALTRA INDUSTRIAL MOTION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201,
Braintree, MA		02184
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 917-0600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001)	AIMC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2022, Altra Industrial Motion Corp., a Delaware corporation (“Altra”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Regal Rexnord Corporation, a Wisconsin corporation (“Parent”), and Aspen Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”). The Board of Directors of the Company has unanimously approved the Merger Agreement and has recommended that the stockholders of the Company adopt the Merger Agreement.

The consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval by the Company’s stockholders of the Merger Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of certain non-U.S. antitrust and foreign direct investment approvals, (iii) the absence of any judgment enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction or applicable law enjoining or otherwise prohibiting the consummation of the Merger, (iv) the absence of any law or judgment resulting in the imposition of or requiring any Burdensome Condition (as defined in the Merger Agreement) and (v) certain other conditions set forth in the Merger Agreement.  The Merger is expected to close in the first half of 2023.

At the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), other than Shares owned by (i) the Company, any subsidiary of the Company, Parent, Merger Sub or any other subsidiary of Parent, (ii) stockholders of the Company who have validly exercised their statutory rights of appraisal under the Delaware General Corporation Law (the “DGCL”) and (iii) Company Restricted Shares (as defined in the Merger Agreement), will be converted into the right to receive $62.00 (the “Merger Consideration”) in cash, without interest and subject to any required withholding of taxes.

The Merger Agreement generally provides that (1) each vested Company stock option outstanding immediately prior to the Effective Time will be canceled and converted into a cash payment equal to the intrinsic value of such option based on the Merger Consideration, (2) each unvested Company stock option outstanding, immediately prior to the Effective Time, will be converted into an award of stock options with respect to Parent common stock with an intrinsic value equivalent to the intrinsic value of the Company stock option based on the Merger Consideration, (3) each unvested Company restricted stock unit outstanding, as of the Effective Time, that is subject solely to time-based vesting conditions will be converted into an award of restricted stock units with respect to Parent common stock with an equivalent value based on the Merger Consideration on substantially similar terms and conditions, (4) each unvested award of Company restricted shares will be converted into an award of restricted cash of equivalent value based on the Merger Consideration on substantially similar terms and conditions and (5) each unvested Company restricted stock unit outstanding, as of the Effective Time, that is subject to performance-based vesting conditions will be converted into an award of time-based restricted stock with an equivalent value based on the Merger Consideration on substantially similar terms and conditions (with performance goals being deemed satisfied at specified levels).

The Merger Agreement provides that Parent will take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any antitrust or competition laws or foreign investment laws or law with respect to a specified required regulatory approval for the Merger that may be required by any foreign or U.S. federal, state or local governmental authority, in each case with competent jurisdiction, so as to enable the parties thereto to consummate the Merger, subject to certain exceptions including to the extent that such actions would result in a Burdensome Condition.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a customary “no shop” provision that, in general, restricts the Company’s ability to solicit third-party acquisition proposals or provide information to, or engage in discussions or negotiations with, third parties regarding or that would reasonably be likely to lead to any acquisition proposal. The no shop provision is subject to a customary “fiduciary out” provision that allows the Company, prior to receiving the approval of the Company’s stockholders, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that could reasonably be expected to lead to a “Superior Proposal” (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal upon payment to Parent of the Termination Fee discussed below.

The Merger Agreement includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept a Superior Proposal, the Company will be required to pay a fee equal to $100 million (the “Termination Fee”). The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified antitrust or foreign direct investment related circumstances, Parent will be required to pay to the Company a “reverse termination fee” equal to $200 million.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing descriptions of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by the parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the United States Securities and Exchange Commission (the “SEC”). Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2022, the Company issued a press release reporting certain preliminary unaudited financial results for the fiscal quarter ended September 30, 2022 and announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2022, the Board of Directors of the Company adopted an amendment (the “Amendment”) to the Second Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately. The Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent provided by law, the Court of Chancery of the State of Delaware (or if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action or proceeding asserting a claim of or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of the Company to the Company or the stockholders, (iii) any action or proceeding asserting a claim against the Company or any current or former director, officer, other employee, agent or stockholder of the Company arising pursuant to any provision of the DGCL or the certificate of incorporation of the Company or the Bylaws (as either may be amended from time to time), (iv) any action or proceeding asserting a claim against the Company or any current or former director, officer or other employee of the Company governed by the internal affairs doctrine and (v) any action or proceeding asserting an “internal corporate claim”, as that term is defined in Section 115 of the DGCL; provided that the foregoing will not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

In addition, the Amendment provides that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Any person or entity holding, owning or otherwise acquiring any interest in any security of the Company will be deemed to have notice of and consented to the provisions of the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 26, 2022, among Regal Rexnord Corporation, Aspen Sub, Inc. and Altra Industrial Motion Corp.
3.1	Amendment to the Second Amended and Restated Bylaws of Altra Industrial Motion Corp.
99.1	Press Release of Altra Industrial Motion Corp., dated October 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Merger, Altra will file with the SEC a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Altra intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. INVESTORS AND STOCKHOLDERS OF ALTRA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about Altra (once such documents are filed with the SEC), through the website maintained by the SEC at http://www.sec.gov.  The proxy statement and other documents (when they are available) can also be obtained free of charge from Altra upon written request to Altra’s Investor Relations Department, 300 Granite St., Suite 201, Braintree, MA 02184 or by calling 781-917-0527.

Participants in the Solicitation

Altra and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Altra’s stockholders in connection with the Merger. Information about the directors and executive officers of Altra is set forth in its proxy statement for its 2022 annual meeting of stockholders on Schedule 14A filed with the SEC on March 24, 2022, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 28, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward‑looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Altra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions, which reflect Altra’s current estimates, expectations and projections about Altra’s future results, performance, prospects and opportunities. Forward-looking statements include, among other things, the information concerning Altra’s possible future results of operations including revenue, costs of goods sold, gross margin, future profitability, future economic improvement, business and growth strategies, financing plans, expected leverage levels, Altra’s competitive position and the effects of competition, the projected growth of the industries in which we operate, and Altra’s ability to consummate the Merger and other strategic transactions. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “may”, “project”, “should”, “will”, “would”, and similar expressions or variations. These forward-looking statements are based upon information currently available to Altra and are subject to a number of risks, uncertainties, and other factors that could cause Altra’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●
The Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Altra or the expected benefits of the Merger or that the approval of Altra’s stockholders is not obtained;

●	the ability of Parent to obtain debt financing in connection with the Merger;

●
the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);

●
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances which would require Altra to pay a termination fee or other expenses;

●
the effect of the announcement or pendency of the Merger on Altra’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally;

●	risks related to diverting management’s attention from Altra’s ongoing business operations;

●	the risk that shareholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; and

●
other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Altra’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Altra with the SEC.

In addition to the risks described above, other unknown or unpredictable factors also could affect Altra’s results. As a result of these factors, we cannot assure you that the forward‑looking statements in this communication will prove to be accurate. Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward‑looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward‑looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward‑looking statements as representing our views as of any date subsequent to the date of this communication.

You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward‑looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

By:	/s/ Carl R. Christenson
	Name:	Carl R. Christenson
	Title:	Chairman and Chief Executive Officer

Dated: October 27, 2022